		Summary Prospectus	January 28, 2026
State Farm Municipal Bond Fund
Ticker	SFBDX

Before you invest, you may want to review the fund’s Prospectus, which contains information about the fund and its risks. The fund’s Prospectus and Statement of Additional Information, both dated January 28, 2026, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the fund’s Prospectus and other information about the fund, go to https://www.statefarm.com/finances/mutual-funds/resources/associate-funds-prospectus, write to the transfer agent, The Northern Trust Company, P.O. Box 182330, Columbus, OH 43218-2330, call 800-447-0740 (toll free), 866-342-2418 (toll free) or 501-255-1812, or ask any financial advisor, bank, or broker-dealer who offers shares of the fund.

Investment Objective

The State Farm Municipal Bond Fund (the “Fund” or the “Municipal Bond Fund”) seeks as high rate of income exempt from federal income taxes as is consistent with prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (Fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of amount redeemed)	None
Redemption fee (as a percentage of amount redeemed)	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.11%
Other expenses	0.08%
Total Annual Fund Operating Expenses[1]	0.19%
Fee Waivers and/or Reimbursements[2]	(0.03)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Reimbursements	0.16%

[1]

The Total Annual Fund Operating Expenses may not equal the ratio of expenses to average net assets as reported in the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

[2]

State Farm Investment Management Corp. (the “Adviser”) has contractually agreed to waive fees and/or reimburse expenses to the extent that Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) exceed 0.16% until January 28, 2027. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) to exceed the current expense limitation or the expense limitation that was in effect at the time of the waiver or reimbursement. The agreement to waive fees and/or reimburse expenses may be terminated by the Board of Trustees at any time and will terminate automatically upon termination of the Investment Advisory Agreement.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be as follows:

1 year	3 years	5 years	10 years
$16	$58	$104	$240

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio. The Fund’s portfolio turnover rate may vary from year to year as well as within a year.

Principal Investment Strategy

Under normal circumstances, the Fund invests so that either (1) at least 80% of the Fund’s net investment income is exempt from regular federal income tax or (2) at least 80% of the Fund’s net assets are invested in securities that produce income exempt from regular federal income tax. State Farm Investment Management Corp. (the “Adviser”), investment adviser to the Fund, has selected Northern Trust Investments, Inc. (“NTI” or “Sub-Adviser”) as sub-adviser to the Fund. The Sub-Adviser will invest the Fund’s assets primarily in a diversified selection of municipal bonds (for example, general obligation bonds of a state or bonds financing a specific project) with maturities of one to 17 years, although from time to time the Sub-Adviser may purchase issues with longer maturities. A majority of the Fund’s investments are in issues with maturities longer than five years. Dividends from the Fund largely will be exempt from federal income tax and, at the present time, the Fund does not intend to purchase municipal obligations that are subject to federal alternative minimum tax unless these bonds provide greater potential for return on an after-tax basis than other alternatives.

Summary Prospectus January 28, 2026	1 of 4	State Farm Municipal Bond Fund

The Fund may temporarily invest up to 20% of its total assets under normal circumstances in certain short-term taxable securities issued by or on behalf of municipal or corporate issuers, obligations of the United States Government and its agencies or instrumentalities, commercial paper, bank certificates of deposit, and any such items subject to short-term repurchase agreements.

The Fund normally invests at least 70% of its total assets in municipal bonds rated A or better by Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Corporation (“S&P”), money market securities and cash, meaning that up to 30% of the Fund’s total assets may be invested in medium and lower-quality bonds.

The Sub-Adviser frequently will hold individual municipal bonds within the Fund for a long period of time, possibly until the bond matures or until it is called. The Sub-Adviser may sell individual securities for several reasons including: fundamental deterioration of municipality prospects, liquidity needs or other portfolio management considerations, tax considerations, or better alternatives exist.

Principal Investment Risks

Investors who purchase shares of the Fund are subject to various risks, and it is possible for you to lose money by investing in the Fund. An investment in this Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) or another government agency. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), yield, total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.

Management Risk. There is no guarantee that the Sub-Adviser’s investment decisions or techniques will produce the desired returns. The assessment by the Sub-Adviser of the securities to be purchased or sold by the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

Market Risk. The risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Political events, including armed conflict, tariffs and economic sanctions also contribute to market volatility. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, public health emergencies and pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions.

Municipal Securities Risks. The municipal market can be significantly affected by adverse tax, legislative, political or public health changes and the financial condition of issuers of municipal securities. In recent years an increasing number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. The Fund may be more sensitive to adverse economic, business, political or public health developments if it invests more than 25% of its assets in the debt securities of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds). While interest earned on municipal securities is generally not subject to federal tax, any interest earned on taxable municipal securities is fully taxable at the federal level and may be subject to tax at the state level. Municipal securities may be fully or partially backed or enhanced by the taxing authority of a local government, by the current or anticipated revenues from a specific project or specific assets, or by the credit of, or liquidity enhancement provided by, a private issuer. Special factors, such as legislative changes, state and local economic and business developments, natural disasters and public health emergencies may adversely affect the yield and/or value of the Fund’s investments in municipal securities. For example, a public health emergency, such as a pandemic, may significantly stress the financial resources of a municipal issuer, which may impair the municipal issuer’s ability to meet its financial obligations and adversely impact the value of its bonds, which in turn could negatively impact the performance of the Fund. The secondary market for municipal obligations also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund’s ability to sell its municipal obligations at attractive prices. Risks relating to municipal securities include:

●

Credit (or Default) Risk. The risk that the inability or unwillingness of an issuer or counterparty to meet its principal or interest payments or other financial obligations will adversely affect the value of the Fund’s investments and its returns. The credit quality of a debt security or of the issuer of a debt security held by the Fund could deteriorate rapidly, which may impair the Fund’s liquidity or cause a deterioration in the Fund’s NAV.

●

Interest Rate Risk. The risk that during periods of rising interest rates, the Fund’s yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, the Fund’s yield (and the market value of its securities) will tend to be higher. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy. It is difficult to predict the pace at which central banks or monetary authorities may change interest rates or the timing, frequency, or magnitude of such changes. Any such changes could be sudden and could expose debt markets to significant volatility and reduced liquidity for Fund investments. Securities with longer maturities tend to be more sensitive to changes in interest rates, causing them to be more volatile than securities with shorter maturities.

●	Liquidity Risk. The Sub-Adviser may have difficulty selling securities the Fund holds at the time it would like to sell, and at the value the Fund has placed on those securities.

●

High Yield Risk. High yield securities and unrated securities of similar credit quality (securities rated below investment grade, commonly known as “junk bonds”) are subject to greater levels of credit, call, and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments and may be more volatile than higher-rated securities of similar maturity.

●

Tax Risk. The Fund’s investments in municipal securities rely on the opinion of the issuer’s bond counsel that the interest paid on those securities will not be subject to federal income tax. Tax opinions are generally provided at the time the municipal security is initially issued. However, after the Fund buys a security, the Internal Revenue Service (the “IRS”) may determine that the issuer has not complied with applicable tax

Summary Prospectus January 28, 2026	2 of 4	State Farm Municipal Bond Fund

requirements and a bond issued as tax-exempt should in fact be taxable. This may result in a significant decline in the value of the security.

Prepayment (or Call) Risk. The risk that an issuer could exercise its right to pay principal on an obligation held by the Fund (such as an asset-backed security) earlier than expected. The exercise of such right may result in a decreased rate of return and a decline in value of those obligations and, accordingly, a decline in the Fund’s NAV.

Debt Extension Risk. The risk that an issuer will exercise its right to pay principal on an obligation held by the Fund later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

Income Risk. The risk that the income from the bonds the Fund holds will decline. This risk applies when the Fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio’s current earnings rate.

Valuation Risk. The risk that the sale price the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology.

Inflation Risk. The risk that the value of the assets or income from an investment will be worth less in the future as inflation decreases the value of money.

An investment in the Fund may be appropriate for you if you are seeking to reduce taxes on your investment income. This is not an appropriate investment for a tax-deferred account like an IRA or 401(k) plan.

Performance Information

The Fund commenced operations upon the reorganization of the State Farm Municipal Bond Fund, a series of the State Farm Associates’ Funds Trust (the “Municipal Bond Predecessor Fund”), a mutual fund with substantially similar investment objectives, policies, and restrictions, into the Fund on August 23, 2021. With the reorganization, the Fund assumed the financial and performance history of the Municipal Bond Predecessor Fund. The following bar chart and table provide an indication of certain risks of investing in the Fund (and the Municipal Bond Predecessor Fund for periods prior to the reorganization) by showing how the Fund’s performance has varied from year to year. The table compares the Fund’s average annual total returns for the periods listed to the Bloomberg 1-15 Year Municipal Index, a broad-based securities market index. The Fund’s average annual total returns also are compared to the Bloomberg 7-Year Municipal Bond Index, which reflects the returns of the narrower market in which the Fund invests. This information is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information for the Municipal Bond Fund is available at www.statefarm.com/finances/mutual-funds/resources/associate-funds-performance or by calling 800-447-0740 (toll free), 866-342-2418 (toll free) or 501-255-1812.

The Fund’s (and the Municipal Bond Predecessor Fund for periods prior to the reorganization) best and worst quarters during the last 10 years were as follows:

Best Quarter:	4Q 2023	6.33%
Worst Quarter	1Q 2022	(4.95)%

The Fund’s fiscal year end is September 30. The Fund’s most recent quarterly return (since the end of the last fiscal year) through December 31, 2025 was 1.58%.

Average Annual Total Returns for the Periods Ended December 31, 2025

The following table shows certain Average Annual Total Returns on an investment in the Fund (and the Municipal Bond Predecessor Fund for periods prior to the reorganization) compared to market indices for the 1-, 5-and 10-year periods ended December 31, 2025. The after-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund. “Return After Taxes on Distributions” shows the effect of taxable distributions, but assumes that you still hold Fund shares at the end of the period and that you do not have any taxable gain or loss on the disposition of your Fund shares. “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that you would realize if you purchased Fund shares at the beginning of the specified period and sold Fund shares at the end of the specified period. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as individual retirement accounts. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the “Return Before Taxes” because the investor is assumed to be able to use the capital loss on the sale of the Fund shares to offset other taxable gains.

	1 Year	5 Year	10 Year
Return Before Taxes	5.37%	1.05%	2.22%
Return After Taxes on Distributions	3.98%	0.75%	2.06%
Return After Taxes on Distributions and Sale of Fund Shares	3.16%	1.16%	2.21%
Bloomberg 1-15 Yr. Municipal Index Total Return Index Unhedged USD	5.18%	1.16%	2.27%
Bloomberg 7-Year Municipal Bond Index (reflects no deduction for expenses or taxes)	5.71%	1.03%	2.24%

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Portfolio Management

Investment Adviser

The Fund’s investment adviser is State Farm Investment Management Corp. (the “Adviser”).

Northern Trust Investments, Inc. is the Fund’s investment sub-adviser (the “Sub-Adviser”).

Portfolio Managers

Nathan Miller
Vice President, Northern Trust Investments, Inc.
Length of Service: Since March 2021

Adam M. Shane, CFA
Senior Vice President, Northern Trust Investments, Inc.
Length of Service: Since July 2023

Buying and Selling Fund Shares

Minimum Initial Investments:

To open an account by check	$250 (per fund)
To open an account by wire	$50 (per fund)
Subsequent investments by check, automated clearing house (ACH) or automatic investing	$50 (per fund)
Subsequent investments by wire	$50 (per fund)

The above minimums do not apply to SEP IRAs, SIMPLE IRAs, or accounts held under other employer sponsored qualified retirement plans.

To Buy or Sell Shares:

Regular Mail:

State Farm Funds
P.O. Box 182330
Columbus, OH 43218-2330

Overnight Address:

State Farm Funds
4249 Easton Way, Suite 400
Columbus, OH 43219

Online Access: www.statefarm.com/login

Telephone: 800-447-0740 (toll free), 866-342-2418 (toll free) or 501-255-1812; Monday – Friday 7:00am – 5:00pm CT

The fund is generally open for purchases, exchanges or redemptions on days when the New York Stock Exchange is open for regular trading.

Dividends, Capital Gains and Taxes

The Fund intends to make distributions that may be taxed for federal income tax purposes as ordinary income or capital gains. Dividends and capital gain distributions you receive from the Fund also may be subject to state and local taxes.